RBSM LLP
Accountants & Advisors

805 Third Avenue
Suite 902
212.868.3669
212.838.2676/ Fax
www.rbsmllp.com

December 10, 2013

Board of Directors
Trilliant Exploration Corp.
909 Third Avenue
Suite 645
New York, New York 10150

Gentlemen:

The purpose of this letter is to confirm the client-auditor relationship between Trilliant Exploration Corp. (Commission File Number 333-138332 and RBSM LLP has ceased.

Sincerely,

RBSM LLP

Peter Stefanou

Peter Stefanou
Partner

cc: Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, North East
Washington, D.C. 20549
(VIA FAX)